UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                                November 28, 2005
                                 Date of Report
                        (Date of earliest event reported)


                                 ALPHATRADE.COM
                                 --------------
             (Exact name of registrant as specified in its charter)



           Nevada                          0-25631             98-0211652
 ------------------------------        ---------------      ------------------
(State or other Jurisdiction of       (Commission File      (I.R.S. Employer
 Incorporation or Organization)             Number)         Identification No.)



                      Suite 1322 - 1111 West Georgia Street
                       Vancouver, British Columbia, Canada
                                     V6E 4M3
                    (Address of Principal Executive Offices)


                                 (604) 681-7503
                         (Registrant's Telephone Number)


                                       N/A
          (Former Name or Former Address if changed Since Last Report)


      |_|   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                   Form 8-K/A

Introductory Note

         This Form 8-K/A is being filed to revise information contained in the Form 8-K file on November 29, 2005 reporting the change in certifying accountant.


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     We have terminated HJ & Associates, LLC ("HJ"), Certified Public Accountants, as Alphatrade.com's independent certifying accountants, effective November 22, 2005. The termination of our relationship with HJ was unanimously accepted by our board of directors and audit committee on November 22, 2005.

     HJ's audit report to our financial statements for the years ended December 31, 2004 and 2003, includes a modification expressing substantial doubt as to our company's ability to continue as a going concern because we have recorded significant losses from operations, have insufficient revenues to support operational cash flows and have a working capital deficit. Our ability to continue as a going concern is dependent upon, among other things, securing additional capital resources and revenues. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle.

     In connection with its audit for the last two fiscal years and the interim periods until the date of termination, there have been no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of HJ, would have caused it to make reference to the subject matter of the disagreement in connection in its report on the financial statements.

     During our two most recent fiscal years and through November 22, 2005 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv). We have provided HJ with a copy of this Form 8-K/A and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of the letter provided to us by HJ in response to this request is filed as Exhibit
16.1 to this Form 8-K/A.

     Also on November 22, 2005, our board of directors unanimously approved a resolution to engage Williams & Webster, P.S., Certified Public Accountants, to become our new independent certifying accountants. During the two most recent fiscal years and through November 22, 2005, we have not consulted with Williams & Webster regarding:

         (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

         (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.



Item 9.01      Financial Statements and Exhibits.

               (a)  Financial Statements of Businesses Acquired.

                    None, not applicable.

               (b)  Pro Forma Financial Information.

                    None, not applicable.

               (c)  Shell company transactions.

                    None, not applicable.

               (d)  Exhibits.

                    No.   Exhibits
                    ---   --------
                    16.1  Letter from HJ & Associates, L.L.C., dated December
                          8, 2005, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ALPHATRADE.COM



DATED:   December 8, 2005                   /s/  Penny Perfect
                                            -------------------
                                            Penny Perfect, CEO














                                  EXHIBIT INDEX


 Exhibit No.    Description of Exhibit
 -----------    ----------------------

    16.1 Letter from HJ & Associates, L.L.C., dated December 8, 2005, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A